Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Jeffrey A. Eckmann
Jeffrey A. Eckmann

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign her name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Joyce L. Fitzpatrick
Joyce L. Fitzpatrick

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ C. Richard Green, Jr.
C. Richard Green, Jr.

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Carl L. Hausmann
Carl L. Hausmann

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ John M. Hines
John M. Hines

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Nigel G. Howard
Nigel G. Howard

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Mark W. Kehaya
Mark W. Kehaya

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ John D. Rice
John D. Rice

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Norman A. Scher
Norman A. Scher

POWER OF ATTORNEY

THE UNDERSIGNED director of Alliance One International, Inc. (the “Corporation”) hereby appoints Robert A. Sheets, Joel L. Thomas and William L. O’Quinn, Jr., and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of an aggregate principal amount of $735,000,000 of the Corporation’s 9.875% Senior Secured Second Lien Notes due 2021, including power and authority to sign his name in any and all capacities to Registration Statements on Form S-4 and on Form S-3 or such other available form as may be approved by officers of the Corporation, and to any and all amendments, including post-effective amendments, to such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

EXECUTED on the 11th day of November, 2013.

/s/ Martin R. Wade III
Martin R. Wade III